Exhibit 10.3

NOTE REPURCHASE AGREEMENT

This Note Repurchase Agreement (“Agreement”), dated as of January 9, 2013, is by and between Diamondback Master Fund, Ltd. (the “Seller”), and Hutchinson Technology Incorporated, a Minnesota corporation (the “Buyer”).

WHEREAS, the Seller wishes to sell Hutchinson Technology Incorporated 8.50% Convertible Senior Notes due 2026 with a face value of fourteen million two hundred sixty-three thousand dollars ($14,263,000.00) (the “Securities”) pursuant to the terms of this Agreement;

WHEREAS, the Buyer is the issuer of the Securities and wishes to purchase the Securities pursuant to the terms of this Agreement; and

WHEREAS, the Depository Trust Company (“DTC”), New York, New York, acts as securities depository for the Securities, which are held in book entry form represented by CUSIP number 448407AG1.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Purchase. Subject to the terms and on the conditions included herein, the Seller agrees to sell and transfer the Securities to the Buyer, and the Buyer agrees to purchase the Securities from the Seller, for cash in immediately available funds in an amount equal to (a) all accrued and unpaid interest on such Securities through (but not including) the Closing Date (as hereinafter defined), provided that if the Closing Date is also an Interest Payment Date (as defined in the indenture under which the Securities were issued), the interest on the Securities payable on such Interest Payment Date will instead be payable to the holder in whose name the Securities are registered at the close of business on January 1, 2013, plus (b) an amount equal to sixty-two percent (62%) of the original principal amount of such Securities (the “Purchase Price”). Payments will be made via the DTC system. Subject to the terms and on the conditions included herein and effective upon receipt by the Seller of the Purchase Price, the Seller waives any and all rights with respect to the Securities (including, without limitation, any existing or past defaults and the consequences thereof in respect of the Securities and the indenture under which the Securities were issued), and releases and discharges the Buyer from any and all claims (other than claims under this Agreement) that the Seller may have now, or may have in the future, arising out of, or related to, the Securities (including, without limitation, any claims that the Seller is entitled (i) to receive additional principal or interest payments with respect to the Securities, (ii) to convert the Securities into cash, shares of common stock of the Buyer, or both, or (iii) to participate in any redemption or defeasance of the Securities or be entitled to any of the benefits under the indenture under which the Securities were issued).

Section 2. Closing. The transfer of the Securities pursuant to this Agreement shall occur simultaneously with the payment to the Seller of the Purchase Price (the “Closing”). Upon satisfaction of the conditions hereto, the Buyer agrees to notify the Seller of the satisfaction of such conditions and the Seller agrees within two business days after receipt of such notice to instruct the Seller’s broker in writing to arrange for a DVP delivery of the Securities via the DTC system, and the Buyer agrees to pay and will pay the Purchase Price via DTC to account 10236293 at J.P. Morgan Chase promptly after the Seller notifies the Buyer in writing that it has notified the Seller’s broker to deliver the Securities to the Buyer.

Section 3. Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer, as of the date hereof and as of the Closing Date, that:

(a) The execution and delivery of this Agreement by the Seller, and the performance by the Seller of its obligations under this Agreement, and the consummation of the transactions contemplated hereby, are within the powers of the Seller and have been or will have been duly authorized by all necessary action on the part of the Seller, and that this Agreement constitutes a valid and binding agreement of the Seller, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b) The execution and delivery of this Agreement by the Seller, and the performance by the Seller of its obligations under this Agreement, and the consummation of the transactions contemplated hereby, require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Seller.

(c) The execution and delivery of this Agreement by the Seller, and the performance by the Seller of its obligations under this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate the certificate of incorporation or bylaws (or similar constituent documents) of the Seller, (ii) violate any material agreement to which the Seller is a party or by which the Seller or any of its property or assets is bound, or (iii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Seller.

(d) Immediately prior to the Closing, the Seller will have beneficial ownership of and legal title to the Securities, free and clear of all encumbrances, liens, equities or claims created by the Seller.

(e) There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Seller who might be entitled to any fee or commission from the Buyer upon consummation of the transactions contemplated by this Agreement.

(f) The Seller (i) either alone or together with its representatives, has such knowledge and experience in financial, business and tax matters as to be capable of evaluating the merits and risks of the transactions contemplated by this Agreement and to make an informed decision to sell the Securities, and has so evaluated the risks and merits of such sale, and (ii) has had the opportunity to review the reports on Form 10-K, Form 10-Q, and Form 8-K filed on and after January 1, 2012, by the Buyer with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding the foregoing, the Seller acknowledges that the Buyer has made no representations, warranties or covenants regarding the Buyer or the Securities that are not reflected in this Agreement.

(g) The Seller acknowledges that this Agreement is the result of individual negotiations between the Buyer and the Seller and that the Buyer may be in negotiations with other holders of its 8.50% Convertible Senior Notes due 2026 which may be on the same or different terms than the terms contemplated by this Agreement.

Section 4. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller, as of the date hereof and as of the Closing Date, that:

(a) The execution and delivery of this Agreement by the Buyer, and the performance by the Buyer of its obligations under this Agreement, and the consummation of the transactions contemplated hereby, are within the powers of the Buyer and have been or will have been duly authorized by all necessary action on the part of the Buyer, and that this Agreement constitutes a valid and binding agreement of the Buyer, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) The execution and delivery of this Agreement by the Buyer, and the performance by the Buyer of its obligations under this Agreement, and the consummation of the transactions contemplated hereby, require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Buyer.

(c) The execution and delivery of this Agreement by the Buyer, and the performance by the Buyer of its obligations under this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate the articles of incorporation or bylaws of the Buyer, (ii) upon receipt of the consents, amendments and waivers that are conditions to the Buyer’s obligations hereunder, violate any material agreement to which the Buyer is a party or by which the Buyer or any of its property or assets is bound, or (iii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Buyer.

(d) There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Buyer who might be entitled to any fee or commission from the Seller upon consummation of the transactions contemplated by this Agreement.

(e) The Buyer has filed all reports on Form 10-K, Form 10-Q, Form 8-K, and all other reports required to be filed with the SEC pursuant to the Exchange Act, since the end of the fiscal year to which the Buyer’s most recent Annual Report on Form 10-K filed with the SEC relates (collectively, the “SEC Documents”), and the content of all such filings, as may have been amended, complied in all material respects with the Exchange Act and such rules and regulations thereunder. None of the SEC Documents, as of their respective dates (as amended through the date hereof), contained or contain any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect.

Section 5. Covenants.

(a) During the period from the date of this Agreement and continuing until the earlier of the Closing or the termination of this Agreement in accordance with Section 7 below (the “Termination Date”), the Seller shall:

(i) not take or omit to take any action as a result of which any representation or warranty of the Seller made in Section 3 would be rendered materially untrue or incorrect if such representation or warranty were made immediately following the taking or failure to take such action;

(ii) not take or omit to take any action inconsistent with the consummation of the transactions contemplated hereby; and

(iii) unless disclosure has been made by the Buyer consistent with the terms of this Agreement, keep confidential that the parties have entered into this Agreement and the terms of the transactions contemplated hereby; provided, however, that the Seller may provide any or all information relating to this Agreement and the transactions contemplated thereby if requested or required to do so by interrogatory, request for information or documents, subpoena, deposition, civil investigative demand or other process.

(b) During the period from the date of this Agreement and continuing until the Closing or the termination of this Agreement in accordance with Section 7 below, the Buyer shall:

(i) not take or omit to take any action as a result of which any representation or warranty of the Buyer made in Section 4 would be rendered materially untrue or incorrect if such representation or warranty were made immediately following the taking or failure to take such action;

(ii) not take or omit to take any action inconsistent with the consummation of the transactions contemplated hereby; and

(iii) unless disclosure has been made by the Seller consistent with the terms of this Agreement, keep confidential that the parties have entered into this Agreement and the terms of the transactions contemplated hereby; provided, however, that (X) nothing herein shall prohibit the Buyer from making disclosure of this Agreement to sources of potential financing for the transactions contemplated hereby or the material terms of this Agreement to other potential sellers of its 8.50% Convertible Senior Notes due 2026, (Y) the Buyer may provide any or all information relating to this Agreement and the transactions contemplated thereby if requested or required to do so by interrogatory, request for information or documents, subpoena, deposition, civil investigative demand or other process and (Z) the Buyer may make such disclosures as the Buyer determines are required under applicable laws or regulations, including the Securities Act of 1933, as amended, the Exchange Act, the Nasdaq National Market and similar rules applicable to the Buyer.

(c) On or before 8:30 a.m., New York City time, on the fourth Business Day after the earlier of (i) the Closing or (ii) termination of this Agreement, the Buyer shall file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement in the form required by the 1934 Act.

Section 6. Conditions to Closing.

(a) The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of the condition that no order, writ, injunction or decree of a court of competent jurisdiction shall have been entered and be in effect that restrains, enjoins or invalidates, or otherwise materially adversely affects the transactions contemplated by this Agreement, and no action, suit or other proceeding shall be pending or threatened that has a reasonable likelihood of resulting in any such order, writ, injunction or decree.

(b) The obligations of the Buyer under this Agreement to consummate the transactions contemplated hereby to be consummated at the Closing shall be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived in writing at the option of the Buyer in its sole discretion:

(i) all representations and warranties of the Seller in this Agreement shall be true, complete and correct in all material respects, in each case when made and on and as of the Closing Date as if made on and as of the Closing Date;

(ii) the Buyer shall have received additional financing sufficient to repurchase the Securities (other than under its existing Revolving Credit and Security Agreement with PNC Bank, National Association, as Agent and Lender (the “Credit Agreement”)) on terms and conditions satisfactory to the Buyer in its sole discretion;

(iii) the Buyer shall have received such consents, waivers and/or amendments as may be necessary for the Buyer to consummate the transactions contemplated hereby, including without limitation under the Indenture governing its 8.50% Senior Secured Second Lien Notes due 2017 and under the Credit Agreement; and

(iv) all of the terms, covenants and conditions to be complied with and performed by the Seller on or prior to the Closing Date shall have been complied with or performed in all material respects.

(c) The obligations of the Seller under this Agreement to consummate the transactions contemplated hereby to be consummated at the Closing shall be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived in writing at the option of the Seller in its sole discretion:

(i) all representations and warranties of the Buyer in this Agreement shall be true, complete and correct in all material respects, in each case when made and on and as of the Closing Date as if made on and as of the Closing Date; and

(ii) all of the terms, covenants and conditions to be complied with and performed by the Buyer on or prior to the Closing Date shall have been complied with or performed in all material respects.

Section 7. Termination. This Agreement may be terminated and the transactions contemplated hereby between the Buyer and the Seller may be abandoned at any time prior to the Closing:

(a) by mutual written consent of the Buyer and the Seller;

(b) by either the Buyer or the Seller if the Closing has not occurred by 5:00 p.m. Central Time on January 25, 2013; (provided, however, that the failure to consummate the Closing is not due to the failure of the party seeking to terminate this Agreement to perform any of its obligations under this Agreement to the extent required to be performed by such party prior to or on the Closing Date);

(c) by either the Buyer or the Seller (provided, however, that such party is not then in material breach of any provision of this Agreement), if a governmental authority having proper jurisdiction shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their reasonable best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement;

(d) by the Buyer (provided, however, that the Buyer is not then in material breach of any provision of this Agreement) if a material default or material breach shall be made by the Seller with respect to the due and timely performance of any of its covenants or agreements contained herein, or if its representations or warranties contained in this Agreement shall have become materially inaccurate, if such default, breach or inaccuracy has not been cured or waived within two business days after written notice to the Seller specifying, in reasonable detail, such claimed default, breach or inaccuracy and demanding its cure or satisfaction;

(e) by the Seller (provided, however, that the Seller is not then in material breach of any provision of this Agreement) if a material default or material breach shall be made by the Buyer with respect to the due and timely performance of any of its covenants or agreements contained herein, or if its representations or warranties contained in this Agreement shall have become materially inaccurate, if such default, breach or inaccuracy has not been cured or waived within two business days after written notice to the Buyer specifying, in reasonable detail, such claimed default, breach or inaccuracy and demanding its cure or satisfaction.

In the event of the termination of this Agreement pursuant to this Section 7, written notice thereof shall forthwith be given by the Buyer to the Seller or by the Seller to the Buyer, as applicable, and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by either of the parties hereto. Any termination of this Agreement pursuant to this Section 7 shall not relieve any party of any liability for any breach of any of the provisions hereof occurring prior to such termination.

Section 8. Survival. The representations and warranties of the parties hereto contained in this Agreement shall survive the Closing.

Section 9. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

if to the Seller to:

C / O Diamondback Capital Management, LLC

One Landmark Square

Stamford, Connecticut 06901

Telephone: 203-399-1600

Fax: 203-399-1613

Attention: Chief Operating Officer

if to the Buyer to:

Hutchinson Technology Incorporated

40 West Highland Park Drive NE

Hutchinson, MN 55350

Telephone: (320) 587-3797

Fax: (320) 587-1810

Attention: Chief Financial Officer

with a copy to:

Faegre Baker Daniels LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Telephone: (612) 766-8705

Fax: (612) 766-1600

Attention: David M. Vander Haar, Esq.

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 10. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 11. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto.

Section 12. Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and performed entirely within the State of New York, without regard to the conflicts of laws provisions thereof. Each of the parties to this Agreement hereby irrevocably consents to the exclusive jurisdiction of, and venue in, the federal district courts located in the Borough of Manhattan, City of New York, State of New York, for the submission and resolution of any dispute.

Section 13. Counterparts; No Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 14. Further Assurances. Each party hereto agrees that it will execute such further documentation or take such further actions as the other party may reasonably request to effectuate the transactions contemplated hereby in accordance with the provisions, and subject to the conditions, of this Agreement.

Section 15. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this

Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 16. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

Hutchinson Technology Incorporated

By: /s/ Charles S. Ives
Name: Charles S. Ives
Title: Treasurer

Diamondback Master Fund, Ltd.

By: John P. Hagarty
Name: John P. Hagarty
Title: Director